Exhibit 10.31

OMNIBUS CONSENT TO

FIRST AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

This Omnibus Consent (this “Consent”) to amend the Senior Secured Convertible Promissory Notes (the “Notes” and each, a “Note”) Issued under the Note Purchase Agreement by and among Micromidas, Inc. (the “Company”) and the Purchasers listed on the Schedule of Purchasers thereto (the “Purchasers” and each a “Purchaser”), dated November 8, 2019 (as amended February 3, 2020, the “Purchase Agreement”), Is effective as of May 21st, 2020 (the “Effective Date”) and Entered Into by and Between Pm Operating, Ltd. and Pepsico, Inc. (the “Required Noteholders”) and the Company. Capitalized terms used and not otherwise defined in this Consent have the respective meanings ascribed to them in the Purchase Agreement or the Notes, as the case may be.

RECITALS

A.    WHEREAS, the Company wishes to amend each of the Notes to change the Maturity Date from June 30, 2020 to March 31, 2021 (each such amendment individually and all such amendments collectively, the “First Amendment”);

B.    WHEREAS, Section 7.1 of the Notes provides that any term of a Note may be amended or waived with the written consent of the Purchaser and the Company, subject to the of Section 10.6 of the Purchase Agreement; and

C.    WHEREAS, Section 10.6 of the Purchase Agreement states, in pertinent part, that “No modification or waiver of any provision of this Agreement or any other Loan Document or consent to departure therefrom shall be effective unless writing and approved by the Company and the Required Noteholders”;

D.    WHEREAS, the Company and the Required Noteholders are willing to approve the First Amendment to each of the Notes subject to the terms and conditions herein;

E.    WHEREAS, in connection with the First Amendment, the Company has requested an amendment to the “Second Priority Enforcement Date” as defined in that certain Subordination Agreement, dated as of November 8, 2019, by and among PM Operating, Ltd., as collateral agent for (and on behalf of) the Senior Creditors (as defined therein), the Subordinated Creditors (as defined therein), as holders of the Subordinated Obligations (as defined therein), and acknowledged and agreed to by Origin and the other Grantors (each as defined therein) (the “Subordination Agreement”);

F.    WHEREAS, in connection with the First Amendment, the Company has requested an amendment to the “Due Date” and “Maturity Date” as defined in that certain Amended and Restated Secured Promissory Note, originally issued on November 7, 2016, amended and restated on May 17, 2019, and amended by that certain First Amendment to Amended and Restated Secured Promissory Note dated as of November 8, 2019, by and between Maker and Holder (each as defined therein) (the “Danone Note”); and

G.    WHEREAS, in connection with the First Amendment, the Company has requested an amendment to the “Due Date” as defined in that certain Amended and Restated Secured Promissory Note, originally issued on November 7, 2016, amended and restated on May 23, 2019, and amended by that certain First Amendment to Amended and Restated Secured Promissory Note dated as of November 8, 2019, by and between Maker and Holder (each as defined therein) (the “Nestlé Note”);

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Approval of First Amendment.

As of the Effective Date, for each holder of the Notes who executes a First Amendment, the Company and the Required Noteholders approve the First Amendment in substantially the same form as the Form of First Amendment to Senior Secured Convertible Promissory Notes (the “Form Amendment”) attached as Exhibit 1 hereto.

2.    Scope of Consent.

This Consent shall be effective as to those Notes held by Purchasers who consent, pursuant to Section 7.1 of such Notes, to the First Amendment, provided that on or before June 30, 2020:

(i)    Such Purchasers have executed the First Amendment in substantially the same form as the Form Amendment;

(ii)    The Subordination Agreement has been amended such that the date following (i) in the definition of Second Priority Enforcement Date is June 30, 2021; and

(iii)    The Due Date and Maturity Date in the Danone Note, and the Due Date in the Nestlé Note, have each been amended such that if the Discharge of Senior Obligations (as defined in the Subordination Agreement) has not occurred on or before June 29, 2021, the Due Date (or Maturity Date, as the case may be) shall be June 30, 2021.

3.    Governing Law. This Consent shall be governed in all respects by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles that would cause the application of laws of any other jurisdiction.

4.    Successors and Assigns. The provisions of this Consent shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Company and the Required Noteholders.

5.    Counterparts. This Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic

2

signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

3

IN WITNESS WHEREOF, the parties have executed this Omnibus Consent to amend the Senior Secured Convertible Promissory Notes as of the Effective Date.

COMPANY:

MICROMIDAS, INC.

a Delaware corporation

By:	/s/ John Bissell
Name:	John Bissell
Title:	President

REQUIRED NOTEHOLDERS:

PEPSICO, INC.

a North Carolina corporation

By:	/s/ Ron Khan
Name:	Ron Khan
Title:	VP R&D Packaging

PM OPERATING, LTD.

a Texas limited partnership

By:	/s/ Anne M. Smalling
Name:	Anne M. Smalling
Title:	CEO PMOP GP LLC, its General Partner

SIGNATURE PAGE TO

OMNIBUS CONSENT TO FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

IN WITNESS WHEREOF, the parties have executed this Omnibus Consent to amend the Senior Secured Convertible Promissory Notes as of the Effective Date.

COMPANY:

MICROMIDAS, INC.

a Delaware corporation

By:
Name:	John Bissell
Title:	President

REQUIRED NOTEHOLDERS:

PEPSICO, INC.

a North Carolina corporation

By:
Name:
Title:

PM OPERATING, LTD.

a Texas limited partnership

By:	/s/ Anne M. Smalling
Name:	Anne M. Smalling
Title:	CEO PMOP GP LLC, its General Partner

SIGNATURE PAGE TO

OMNIBUS CONSENT TO FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

EXHIBIT 1

EXHIBIT 1 TO

OMNIBUS CONSENT TO FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTES

FORM OF

FIRST AMENDMENT TO

SENIOR SECURED CONVERTIBLE

PROMISSORY NOTE

THIS FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is made as of [●], 2020 (the “Effective Date”), by and between Micromidas, Inc., a Delaware corporation (the “Company”), and the undersigned Purchaser, as such term is defined in the Senior Secured Convertible Promissory Note dated November 8, 2019, by and between the Company and [●], (the “Original [●] Note”), (the Original [●] Note together with this Amendment, referred to herein as the “Note”). Capitalized terms used herein but not otherwise defined shall have therespectivemeaningsgivento them in the Original [●] Note.

RECITALS

A.    WHERAS, the Company previously approved the issuance and sale of up to $6,000,000 of Notes pursuant to the Note Purchase Agreement (the “NPA”);

B.    WHERAS, on [●], the Company issued the Original [●] Note in the amount of $[●] to [●];

C.    WHERAS, on November 11, 2019, the Company issued a Notice of Borrowing in the amount of $1,000,000 (“First Borrowing”), which the Required Noteholders approved;

D.    WHERAS, [●]’s share of the First Borrowing was $[●];

E.    WHERAS, under the Original [●] Note, the unpaid principal amount of, and interest on, the First Borrowing shall be due and payable on June 30, 2020 (the “Maturity Date”);

F.    WHERAS, the Company wishes to extend the Maturity Date of the Original [●] Note to March 31, 2021 and [●] wishes to grant this extension;

G.    WHERAS, Section 7.1 of the Original [●] Note provides that any term of this Note may be amended or waived with the written consent of the Purchaser and the Company, subject to the of Section 10.6 of the NPA;

H.    WHEREAS, Section 10.6 of the NPA states, in pertinent part, that “No modification or waiver of any provision of this Agreement or any other Loan Document or consent to departure therefrom shall be effective unless writing and approved by the Company and the Required Noteholders” and “Notwithstanding the foregoing: (a) no amendment or waiver shall … (ii) postpone or extend the maturity of the Loans or the scheduled date for any payment of interest or premium (including the Liquidation Preference) without the consent of all Purchasers directly and adversely affected thereby ...”; and

I.    WHEREAS, the Company and the Required Noteholders approved this Amendment pursuant to that certain Omnibus Consent to First Amendment to Senior Secured Convertible Promissory Notes on or prior to the Effective Date;

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency ofwhich is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendment of Maturity Date. The Maturity Date of the Original [●] Note is amended to March 31, 2021.

2.    Severability. Any term or provision of this Amendment that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

3.    Entire Agreement. The Original [●] Note, as amended by this Amendment, and the other agreements referred to therein, constitutes the entire understanding and agreement among the parties with respect to the subject matter thereof and hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth therein and herein. Except as modified by this Amendment, the Original [●] Note shall remain in full force and effect in all respects without any modification.

4.    Governing Law. The provisions of Section 7.2 of the Original [●] Note are hereby incorporated by reference in this Amendment as if fully set forth herein.

5.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Counterparts may also be delivered via facsimile, electronic mail (including, PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE as of the date first writtenabove.

COMPANY:

MICROMIDAS, INC.

a Delaware corporation

By:
Name:
Title:

[●] a/an [●],

By:
Name:
Title:

Signature Page to First Amendment to Senior Secured Convertible Promissory Note